Investment in Affiliates	12 Months Ended
Dec. 31, 2017
Investment in Affiliates
Investment in Affiliates

10. Investment in Affiliates

        Investment in affiliates as of December 31, 2016 and 2017 were as follows:

	As of December 31,
	2016	2017
	RMB	RMB
Equity-method investments:
Ovation(i)	71,908	46,630
Other(ii)	21,236	19,704

Total	93,144	66,334

Details of the significant investments are as follows:

(i)

On February 21, 2014, the Group acquired a 23% equity interest in Ovation, which is a British Virgin Island ("BVI") company that engages in research and development, and distribution of beauty products and production and publication of TV programme, for a total consideration of approximately US$55,777 (approximately RMB339,303) pursuant to a share purchase and subscription agreement with Ovation and certain of its existing shareholders.

(ii)	Other investment in affiliate represents investment in a private company that engages in cosmetic sales which the Group owns 20% voting right or higher and has significant influences.

        During the years ended December 31, 2015, 2016 and 2017, the Group recognized its share of loss of affiliates in the amount of RMB84,063, RMB71,489 and RMB22,280, respectively. The total impairment losses on equity method investments were RMB58,510, nil and nil during the years ended December 31, 2015, 2016 and 2017, respectively. The amount of impairment in 2015 is related to Ovation and is recorded as impairment loss of investments in the consolidated statements of income and comprehensive income.